UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 16, 2016

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 16, 2016 discussing our fourth quarter and full year fiscal 2016 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 16, 2016 discussing our fourth quarter and full year fiscal 2016 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on June 16, 2016 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our vision to become the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast; our belief that we continue to successfully execute on our long-term strategy; our belief that there was healthy consumer pull through of our products; our belief that the growth of Adjusted NICS during the fourth quarter compared with the same quarter last year indicates increased consumer demand for firearms; our belief that an increase in units shipped into the consumer channel during the fourth quarter compared with the same quarter last year indicates that we gained market share; our belief that we made important progress on several new products and product extensions, many of which were launched to some very enthusiastic consumers in May at the NRA annual meeting; our belief that there is strong consumer interest in our products; our belief that we exceeded our estimates in the fourth quarter as the result of great execution by our operations team and leveraging our flexible manufacturing model, which allows us to promptly respond to volume and mix changes in times of heightened demand; our expectations for capital expenditure spending for fiscal 2017 and the primary categories of expenditures; our belief that Adjusted NICS results provide a good indicator of consumer retail activity; our belief in the long-term growth prospects of the firearms market based upon Adjusted NICS results; our expectation that our weeks of sales number will rise over the summer in keeping with typical seasonality and distributor inventory build-up for the busy fall and winter shopping seasons; our belief that virtually all product categories are experiencing strong demand; our belief that by leveraging our flexible manufacturing model, we captured incremental sales and market share; our belief that our flexible manufacturing model, combined with strong order flow, allows us to better match our production with those products most in demand; our belief that leveraging our flexible manufacturing model allows us to increase capacity to certain high-demand or market-leading products, such as our M&P Shield; our belief that our M&P45 Shield pistol is an important caliber expansion for our popular M&P polymer pistol family that has been much requested and anticipated by many of our customers and consumers; our belief that, together with our partner General Dynamics, we stand ready to respond to the Army’s next phase of the modular handgun system competition; our estimates regarding the timing and completion of the modular handgun system competition; our belief that with our expanded management team, we are very well positioned to explore new opportunities, both organic and inorganic, in the shooting, hunting, and rugged outdoor markets; our belief that our inorganic strategy will allow us to expand our consumer base; our plans to continue to explore categories in the rugged outdoor market that would serve to significantly expand our overall addressable market; our strategy to be extremely selective and employ very strict criteria for the return on our investment when exploring new opportunities; our intent to build upon our record of execution and creating long-term value for our shareholders; statements regarding the existence and type of organic and inorganic growth opportunities; our intention to plan our business outlook and set our growth parameters based on our strategic direction, exclusive of any political or election cycle influence that resides outside of our control; our expectations for firearms growth, given that the heightened firearms demand we saw in fiscal 2016 may make comps in fiscal 2017 a bit more challenging; our expectation that we will introduce several new products in fiscal 2017; our expectation that we will experience solid growth in our accessories business; our assumptions regarding any potential consumer spike in firearms demand driven by fear of firearms regulation; our assumptions regarding acquisitions we may pursue as part of our planned inorganic growth strategy; our estimates for our revenue, GAAP, and non-GAAP earnings per share for full year fiscal 2017 and the first quarter of fiscal 2017; our estimates for our fully diluted share count and tax rate for full year fiscal 2017; our expectation to see continued strong growth in our accessories business; our plans regarding capital expenditures; our strategy to claw back outsourcing by building up base capacity when the outsourcing gets to be a large number; our plans regarding physical expansion; our two-pronged growth strategy, which includes continuing to focus on handguns, personal protection such as the M&P Shield, and long guns for hunting, so that is bolt-action rifle; our belief that our Compass bolt-action rifle is a fantastic bolt-action rifle; our belief that the Compass bolt-action rifle will be very popular given the way it is being received; our belief that we have a strong presence in modern sporting rifles; our strategy to outsource a majority of the components required to assemble a modern sporting rifle in response to the volatility we have experienced from time to time in the modern sporting rifle category; our intention to stay a market leader for modern sporting rifles; our expectation that our operating expenses will rise a bit as we continue to add infrastructure into our business; our focus on building a structure that allows for inorganic acquisitions, which will require us to spend a little bit of money in preparation for that; our expectation that our gross margins will be above our EBITDA targets; our belief that there will not be any major swings in gross margins; our estimates regarding our operating expenses; our plans regarding cash deployment; our preference to use our cash to invest in ourselves; our expectation that we will generate a lot more cash in full year fiscal 2017; our inorganic strategy and our disciplined approach to evaluating opportunities that have to meet our IRR guidelines; our preference to spend our cash on both organic and inorganic growth; our expectation that if we have excess available cash, or, alternatively, investing in our stock is a better return than investing in an outside company, then we will consider doing that; our expectation that our fourth quarter is usually higher than our second and third quarters; our belief that our family of brands that exist in the accessories division are all very strong; our belief that our accessories division will be doing good things with the Thompson/Center accessories business; our strategy with respect to the accessories business, which consists of a hybrid of leveraging existing products, the new product introductions, the value that’s in the brands, continue to raise awareness of those brands with the consumer; our expectation that the little tuck-in acquisitions will pay back very favorably for the performance of the accessories division; our belief that the PowerTech tuck-in has gone very well; statements regarding our plans to always see what’s in the pipeline for M&A that has good potential to add value for our shareholders; our strategy to use our manufacturing services division to keep utilization high and absorption maxed out if at all possible; our expectation that we will build inventory during the summer; our belief that NICS data is showing normal seasonality; our expectation that we can build some inventory internally and externally with our distribution partners, as well, so we can better serve retailers as we go into that busier fall hunting and then holiday gift-giving season; our expectation that we will launch new products at SHOT® Show; our expectation that lots of order will be taken from independent retailers at the wholesaler shows, a lot of which are immediate ship; our plan to be strategic about pricing; our intention not to be opportunistic when it comes to pricing; our long-term strategic view with respect to pricing; statements regarding our considerations with respect to pricing; our belief in the long-term growth prospects of the market overall; our primary objective to take market share from the competition across the whole business, all divisions; our belief that taking market share is important as we move forward; our belief that our 9 millimeter is the most popular round of M&P pistol by far; our belief that the M&P45 has a following as well and is popular; our belief that there is a collector mentality out there when it comes to owning all the different Shields that are available on the market; our belief that the ported version for the 9 and 40 has been very popular, extremely popular and very well received; our belief that the Shield family is very important to us; our plans to look after the Shield family very closely; our intention to always look to refresh where it’s needed to keep the consumer excited about the Shield family; our belief that weeks of cover is the most important measure when we are planning for the year and what inventory level that we actually need as we go into that busy fall hunting, holiday season; our belief that our market share gain is due to a strong combination of brand and product; our belief that we have an iconic brand; our belief that we have up-and-coming brands that are very strong now; our belief that we have very strong product names out there; our belief that there is a high level of trust with the consumer in our brands and our products across both divisions, firearms and accessories; our belief that we have a very strong family of brands in our accessories division as well; statements regarding the importance of consumer trust; our belief that we are in a formidable position; our belief that we are in the driving seat; our intention to attack the competition in product categories that we haven’t really had a presence before with a quality product; our primary goal of taking market share; our intention to take market share whether the market is flat, soft, growing, whatever; our openness to exploring larger acquisitions; our belief that tuck-ins are great; our inclination to acquire larger businesses that are a fit with us, obviously meet our financial criteria or they are a fit in terms of the spaces that we want to explore, such as the rugged outdoors; our intention to also explore larger businesses that we could add in product categories that we currently do not service that can become their own standalone division; and our appetite for exploring larger acquisitions. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on June 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: June 17, 2016	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on June 16, 2016